As filed with the Securities and Exchange Commission on July 8, 1998.



                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)



Filed by the registrant                              |X|

Filed by a party other than the registrant           |_|


Check the appropriate box:

         |X|      Preliminary proxy statement

         |_|      Definitive additional materials

         |_|      Definitive additional materials

         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE WRIGHT MANAGED EQUITY TRUST
                (Name of Registrant as Specified in Its Charter)

                         THE WRIGHT MANAGED EQUITY TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

|X|      No filing fee is required

THE WRIGHT MANAGED INVESTMENT FUNDS

===============================================================================

                        THE WRIGHT MANAGED INVESTMENT FUNDS

                                  July 27, 1998

Dear Shareholder:



Your fund's board of trustees has called a shareholder meeting for September 23, 1998 to ask you to approve a new investment advisory agreement with your fund's adviser, Wright Investors' Service, Inc. A new agreement is required by the federal law that regulates mutual funds because there has been a change to the ownership and control structure of Wright's parent company, The Winthrop Corporation, as a result of the death of John Winthrop Wright. The change in control has not resulted in any changes to the management of Wright, the advisory services that Wright provides to your fund or the rate of the investment advisory fee that your fund pays to Wright.

This proposal has been reviewed by your fund's board of trustees, whose primary role is to represent and protect your interests as a shareholder. In the trustees' judgment, the proposal is fair and reasonable and they recommend that you vote in favor of the proposal.

This package contains information about the proposal and the proxy materials for you to use when voting by mail. Please review the enclosed information and cast your vote by completing and returning the proxy card in the enclosed postage paid envelope. Please vote promptly. It is extremely important, no matter how many shares you own. Voting promptly saves money. If we do not receive enough votes, we must adjourn the shareholders' meeting and re-solicit shareholders in an attempt to increase voter participation. This is a costly process paid for by your fund and, ultimately, by you.

To cast your vote, simply complete the enclosed proxy card. Be sure to sign the card before mailing in the postage paid envelope provided. Please do it now so it will not be forgotten.

If you have any questions, please do not hesitate to call Wright Investors' Service Distributors, Inc. at 1-888-974-4482. Ask to speak with Terry Moody. Thank you.




                                                     Sincerely,



                                                  Peter M. Donovan
                                               President and trustee


                             YOUR VOTE IS IMPORTANT

 Please  execute the enclosed  proxy card and return it promptly in the postpaid
envelope   provided.   THIS  WILL  SAVE  THE   ADDITIONAL   EXPENSE  OF  FURTHER
SOLICITATION.



 ------------------------------------------------------------------------------

THE WRIGHT MANAGED INVESTMENT FUNDS

===============================================================================






                         THE WRIGHT MANAGED EQUITY TRUST
                     Wright Selected Blue Chip Equities Fund
                      Wright Junior Blue Chip Equities Fund
                         Wright Major Blue Equities Fund
                  Wright International Blue Chip Equities Fund
                              (the "equity funds")

                         THE WRIGHT MANAGED INCOME TRUST
                            Wright U.S. Treasury Fund
                      Wright U.S. Government Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund
                              (the "income funds")

                        THE WRIGHT EQUIFUND EQUITY TRUST
                      Wright EquiFund -- Belgium/Luxembourg
                       Wright EquiFund -- Hong Kong/China
                            Wright EquiFund -- Japan
                            Wright EquiFund -- Mexico
                         Wright EquiFund -- Netherlands
                            Wright EquiFund -- Nordic
                              (the "country funds")

                        CATHOLIC VALUES INVESTMENT TRUST
                  Catholic Values Investment Trust Equity Fund
                                  ("CVIT Fund")

                           (collectively, the "funds")

                                24 Federal Street
                           Boston, Massachusetts 02110

 ------------------------------------------------------------------------------

                        THE WRIGHT MANAGED INVESTMENT FUNDS

===============================================================================



                   Notice of Special Meetings of Shareholders
                          To Be Held September 23, 1998

         A special meeting of shareholders of the series (each, a "fund") of The Wright Managed Equity Trust, The Wright Managed Income Trust, The Wright EquiFund Equity Trust and Catholic Values Investment Trust (collectively, the "trusts") will be held at the principal offices of the trusts, 24 Federal Street, Boston, Massachusetts, 02110, on Wednesday, September 23, 1998 beginning at 10:00 a.m. (Boston time). The special meetings of the funds are expected to be held concurrently and are referred to together as the "meeting."

         The meeting is being held for the following purpose:

          1. To approve new investment advisory agreements between Wright Investors' Service, Inc. and:

                  a. The Wright Managed Equity Trust on behalf of each equity fund. FOR EACH EQUITY FUND VOTING SEPARATELY.

                  b. The Wright Managed Income Trust on behalf of each income fund. FOR EACH INCOME FUND VOTING SEPARATELY.

                  c.       The Wright  EquiFund  Equity  Trust on behalf of each
                           country   fund.   FOR  EACH   COUNTRY   FUND   VOTING
                           SEPARATELY.

                  d. Catholic Values Investment Trust. FOR CVIT FUND VOTING SEPARATELY.

          2. To consider and act upon any matters incidental to proposal 1 and any other matters which may properly come before the meeting or any adjourned session of the meeting.

         Proposal 1 is discussed in greater detail in the accompanying proxy statement.

         The meeting is called pursuant to the by-laws of each trust. The trustees have fixed the close of business on July 17, 1998 as the record date for the determination of the shareholders of each fund entitled to notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Boards of Trustees,



                                        H. Day Brigham, Jr., Secretary

 Dated: July 27, 1998

 IMPORTANT - SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

 ------------------------------------------------------------------------------

                        THE WRIGHT MANAGED INVESTMENT FUNDS

===============================================================================


                        THE WRIGHT MANAGED INVESTMENT FUNDS


THE WRIGHT EQUIFUND EQUITY TRUST           THE WRIGHT MANAGED EQUITY TRUST
Wright EquiFund -- Belgium/Luxembourg  Wright Selected Blue Chip Equities Fund
Wright EquiFund -- Hong Kong/China     Wright Junior Blue Chip Equities Fund
Wright EquiFund -- Japan               Wright Major Blue Chip Equities Fund
Wright EquiFund -- Mexico              Wright International Blue Chip Equities
Wright EquiFund -- Netherlands         Fund
Wright EquiFund -- Nordic
                                         THE WRIGHT MANAGED INCOME TRUST
CATHOLIC VALUES INVESTMENT TRUST      Wright U.S. Treasury Fund
Catholic Values Investment Trust      Wright U.S. Government Near Term Fund
Equity Trust                          Wright Total Return Bond Fund
                                      Wright Current Income Fund
                                      Wright U.S. Treasury Money Market Fund

                           (collectively, the "funds")

                                24 Federal Street
                           Boston, Massachusetts 02110

                                 PROXY STATEMENT
                      For Special Meetings of Shareholders

         A proxy card is enclosed with the notice of the special meeting of the shareholders of the funds to be held on Wednesday, September 23, 1998 for the benefit of shareholders who do not expect to be present at the meeting. The proxy is solicited on behalf of the boards of trustees of each trust (collectively, the "trustees"), and is revocable by the person giving it at any time prior to exercise by a signed letter filed with the funds' transfer agent, First Data Investors Services' Group, P.O. Box 5153, Westborough, Massachusetts 01551-5123, by signing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted on proposal 1. In the absence of any specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of proposal 1. This proxy material is first being mailed to shareholders on or about July 27, 1998.

         The trustees have fixed the close of business on July 17, 1998 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each fund outstanding as of the record date is set forth in EXHIBIT A. The persons who held of record more than 5% of the outstanding shares of a fund as of the record date are set forth in EXHIBIT B. To the knowledge of each trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a fund.

         Although each trust is having its own separate meeting, proxies are being solicited through the use of this combined proxy statement. Shareholders of funds that are series of the same trust will vote separately as to this proposal because it uniquely affects their respective funds. Voting by shareholders of one fund or trust will not affect voting by shareholders of another fund or trust.

 ------------------------------------------------------------------------------

                        THE WRIGHT MANAGED INVESTMENT FUNDS

===============================================================================


         As discussed in greater detail under proposal 1, the principal purpose of the meeting is to approve a new investment advisory agreement between each trust on behalf of its respective funds and Wright Investors' Services, Inc. ("Wright"). The new agreement will permit Wright to continue to provide investment advisory services to each fund following a change in control of the parent company of Wright.

         Shareholders of the funds are being asked to vote on the proposal as follows:

       proposal                  Shareholders Entitled to Vote on Proposal

 1. For each trust:                    Each fund voting separately.

         The trustees know of no matter other than that mentioned in proposal 1 which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.


                                   PROPOSAL 1
                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

 General

         The Winthrop Corporation ("Winthrop") is currently the investment adviser to each fund (except Catholic Values Investment Trust Equity Fund ("CVIT Fund")) under investment advisory contracts (the "existing contracts") between each trust, on behalf of its funds, and Winthrop. Under a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc., Wright, acting under the general supervision of the trustees, furnishes each fund with investment advice and management services. Wright is currently the investment adviser to CVIT Fund under an investment advisory contract between Catholic Values Investment Trust and Wright (together with the existing contracts, the "existing advisory agreements"). Wright is incorporated in Connecticut and is registered as an investment adviser under the Investment Advisers Act of 1940. Wright's and Winthrop's principal offices are located at 1000 Lafayette Boulevard, Bridgeport, Connecticut, 06604- 4720.

         Each fund is registered and regulated as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act provides that an investment company's investment advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any entity controlling an investment adviser is deemed to be an assignment. As described further below, the ownership of Winthrop, a controlling entity of Wright, has changed and the existing advisory agreements terminated as a result of that change.

 The Change of Control

     Winthrop was founded by Mr. John Winthrop Wright and began offering investment advisory services in 1961. Upon his death in 1996, Mr. Wright was the only person who owned more than 25% (but less than 50%) of Winthrop's stock. The 1940 Act presumes that owning 25% or more of a company's stock gives the owner "control" over the company. Since Mr. Wright's death, his stock has been held by the estate of John Winthrop Wright (the "estate"). On June 11, 1998, Mildred Gibson

 Wright,   in  accordance  with  her  authority  as  executrix  of  the  estate, transferred Mr. Wright's stock from the estate to Mr. Wright's intended beneficiary, The School for Ethical Education (the "distribution").

         The  School,   located  at  1000   Lafayette   Boulevard,   Bridgeport,
 Connecticut 06604, was founded in 1995 by Mr. Wright as a non-profit, tax-exempt organization to promote ethical behavior. The School's mission is to promote "ethics in action" for the creation of positive character and the advancement of responsible and caring communities. The School provides post-secondary courses for teachers and parents to teach ethical behavior in schools and communities. The School is managed by its board of trustees, which has five members, three of whom are affiliated with Winthrop and Wright.

         As a result of the distribution, the School acquired more than 25% of Winthrop's stock and there has been a change in the control of Winthrop. The following table describes the persons who own stock in Winthrop and the percentage that each person votes.



               Name                   Percentage of stock owned in
                                        The Winthrop Corporation
 The School for Ethical Education                 34.5%
 Mr. Peter Donovan                                18.6%
 WIS Holdings                                     16.9% (1)
 WIS Profit Sharing Plan                          13.2%
 All others                                       16.7%



         (1) WIS Holdings is a wholly-owned subsidiary of Winthrop. During her lifetime, Mrs. Mildred Wright has the restricted right to direct voting of WIS Holdings stock.

         Mr. Donovan, who owns Winthrop stock, and Mrs. Wright, who has voting rights as to Winthrop stock, also serve as trustees of the School. The School's board of trustees, including Mr. Donovan and Mrs. Wright, collectively have the power to vote the Winthrop stock owned by the School. It is possible that Mr. Donovan and Mrs. Wright could be considered to have voting rights as to more than 25% of the Winthrop stock and, therefore, to be controlling persons of Winthrop. However, as trustees of the School, each of them has only one vote on matters brought before the School's board of trustees, and Mr. Donovan and Mrs. Wright have not entered into any agreement to exercise voting power in concert.

     The trustees of the trusts have considered the new ownership structure of Winthrop and do not believe that either Mr. Donovan or Mrs. Wright controls Winthrop. However, in the event that a regulatory authority or a court determines that Mr. Donovan or Mrs. Wright controls Winthrop, the vote by shareholders to approve the new advisory agreement with Wright will include any possible transfer of control to Mr. Donovan and Mrs. Wright.

         To provide for continuity of investment advisory services to the funds as a result of the distribution, the trustees, including the trustees who are not "interested" persons of the trusts, Wright or Winthrop (the "independent trustees"), at a special meeting held on June 24, 1998, voted to approve, and recommended that each fund's shareholders approve, a new investment advisory agreement (the

 "new advisory agreement") with Wright. Under the new advisory agreement, Wright will be the investment adviser and will continue to provide investment advisory services to the funds. Approval of the new advisory agreement will not increase the advisory fee rate paid by any fund.

 Material Terms of the new advisory agreements

         The material terms of the new advisory agreement are substantially similar to those of the existing advisory agreements. The following discussion of the new advisory agreement is only a summary of the form of the agreement (the form is identical for each fund) attached to the proxy statement as EXHIBIT C. You should read the entire form of agreement. The dates of the initial approval and of the most recent shareholder approval of the existing advisory agreements and the aggregate advisory fee paid by each fund in 1997 are set forth in EXHIBIT D. The trustees of each trust approved the continuation of each existing advisory agreement on January 28, 1998.

         Advisory Services. Under the new advisory agreement and subject to the supervision and approval of the trustees of each trust, Wright will be responsible for providing continuously an investment program for each fund, consistent with each fund's investment objective, policies and restrictions. Specifically, Wright will determine what investments shall be purchased, sold or exchanged by each fund, if any, and what portion, if any, of each fund's assets will be held uninvested and will make changes in each fund's investments. Wright will also manage, supervise and conduct the other affairs and business of each fund and any incidental matters, including supervision of each fund's administrator, if any.

         Approval, Termination and Amendment Provisions. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as described below) of the fund ("majority shareholder vote"), the new advisory agreement will remain in full force and effect until February 28, 2000. The new advisory agreement will continue in full force and effect as to that fund indefinitely after that date, if this continuance is approved at least annually
 (i) by a vote of a majority of the trustees of the respective trust or by a majority shareholder vote for that fund, and (ii) by the vote of a majority of the independent trustees of the trust. The new advisory agreement may be terminated at any time without penalty by a vote of a majority of the independent trustees of the respective trust, by a majority shareholder vote for that fund or by Wright on 60 days' written notice to the other party. In addition, the new advisory agreement will terminate immediately and automatically if assigned. The new advisory agreement may not be materially amended without the approval of the trustees and the shareholders. An amendment would be material if it changed the duties and responsibilities of the parties under the agreement or increased the fee paid to Wright.

         Standard of Care. The new advisory agreement provides that Wright will not be subject to liability for any act or omission in the course of rendering services under the agreement in the absence of willful misfeasance, bad faith or gross negligence, or for any losses which may be sustained in the acquisition, holding or sale of any security or other investment.

         Expenses. Each fund is responsible for its own expenses unless responsibility is expressly assumed by Wright under the new advisory agreement or by the administrator under the administration agreement. Among other expenses, each fund pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of the fund's administrator, if any; fees and disbursements of the fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; legal and auditing fees; registration and reporting fees and expenses; and trustees' fees and expenses. Expenses of a trust which relate to more than one of its series are allocated among these series in an equitable manner, primarily on the basis of relative net asset values. The new advisory agreement states that the trust is responsible for paying the charges and expenses of the independent public accountants and legal counsel to the trust and the trustees. This change is in keeping with similar language in more modern forms of advisory agreements. Each trust currently pays the charges and expenses of its independent public accountants and legal counsel and the addition of this language is for clarification purposes only.

 Required Vote

         Approval of the new advisory agreement for a fund requires a majority shareholder vote of that fund. Under the 1940 Act, this means that to be approved for a fund, the proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of that fund present at the meeting if the holders of more than 50% of the outstanding shares of that fund are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of that fund. If the shareholders of one or more funds fail to approve this proposal, the trustees will consider what further action should be taken.

         The trustees of the trusts, including a majority of the independent trustees, recommend that the shareholders of each fund vote to approve this proposal.

         The trustees believe that the funds will benefit from continuing to receive the high quality advisory services provided by Wright on the same terms as they are currently provided. The trustees considered the fact that the new advisory agreements are substantially similar to the existing advisory agreements and that the change in control of Wright will not change the advisory services provided to the funds. The trustees believe that the new advisory agreement and the fees provided for in the agreement are reasonable, fair and in the best interests of each fund's shareholders.

 The Master/Feeder funds

         Each of the following funds (the "feeder funds") invests all of its assets in a corresponding master portfolio that has the same investment objective as the feeder fund--Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright International Blue Chip Equities Fund, Wright U.S. Treasury Fund, Wright U.S. Government Near Term Fund and Wright Current Income Fund. Approval of the new advisory agreement by shareholders of each feeder fund will have two distinct results.

         Because a feeder fund requires no investment advisory services, Wright and each feeder fund have agreed that, for so long as the feeder funds invest in the corresponding master portfolios, no services will be provided and no fees will be paid under each feeder fund's existing advisory agreement. Wright provides investment advisory services to the master portfolios under an investment advisory agreement with the portfolios (the "portfolio advisory agreement"). If shareholders of a feeder fund vote to approve the new advisory agreement, that vote will serve to approve a new advisory agreement as to that fund. As before, Wright and the feeder funds will agree that, for so long as the feeder funds invest in the portfolios, no advisory services will be provided to the feeder funds and no fees will be paid by the feeder funds under the new advisory agreement. A vote by shareholders of each feeder fund to approve the new advisory agreement will also serve to authorize each feeder fund's trustees to vote, on behalf of the feeder funds, to approve a new portfolio advisory agreement with Wright.

                          NOTICE TO BANKS AND BROKER/DEALERS

         Each trust on behalf of its funds has previously solicited all nominee and broker/dealer accounts as to the number of additional proxy statements required to supply beneficial owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to:
 First Data Investor Services Group, Wright Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.


                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the boards of trustees will be borne ratably by the funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by the trust's officers, by personnel of its investment adviser, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization.

         Each trust may also arrange to have votes recorded by telephone by the trust's officers, by personnel of its investment adviser, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these votes would not be counted at the meeting. A shareholder will be called on a recorded line at the telephone number in the transfer agent's records and could be asked for identifying information. The shareholder will be given the opportunity to authorize the proxies to vote the shares according to the instructions given over the telephone. A confirmation of instructions will be sent to the shareholder with a special telephone number for use to correct information that is incorrect. The shareholder can revoke the proxy given over the telephone by attending the meeting and voting at the meeting.

         The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by the trusts' officers, by the investment adviser's personnel, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or a professional solicitation organization, in person, by telephone or by telegraph will be borne ratably by each fund. The cost of the proxy solicitation is expected to be $_____ for The Wright Managed Equity Trust, $____ for The Wright Managed Income Trust, $____ for The Wright EquiFund Equity Trust and $____ for Catholic Values Investment Trust. The funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the boards of trustees that are properly executed and received by the secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy card, it will be voted FOR the proposal specified on the proxy card. For each trust, shares represented in person or by proxy (including shares which abstain or do not vote with respect to the proposal presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to proposal 1, but will not be counted as a vote in favor of proposal
 1. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to proposal 1, those shares will not be considered as present and entitled to vote as to proposal 1. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of the proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the proposal. For this reason, votes to abstain, broker non-votes and votes against will have the same effect in determining whether the proposal is approved.

         In the event that sufficient votes by the shareholders of any fund in favor of the proposal set forth in the notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against the proposal. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne ratably by the funds for whom the adjournment is called.

         EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THESE REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO: H. DAY BRIGHAM, JR., SECRETARY. THE WRIGHT GROUP OF FUNDS, 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, OR SHOULD CALL WRIGHT SHAREHOLDER SERVICES AT 1-800-225-6265.

         Submission of Shareholder proposals. The trusts do not hold annual shareholders' meetings. Shareholders who want to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the secretary of the applicable trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received by the trust in advance of a proxy solicitation to be included. The mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.

                                             THE WRIGHT MANAGED EQUITY TRUST
                                             THE WRIGHT MANAGED INCOME TRUST
                                             THE WRIGHT EQUIFUND EQUITY TRUST
                                             CATHOLIC VALUES INVESTMENT TRUST

 Dated:  July 27, 1998

                        THE WRIGHT MANAGED INVESTMENT FUNDS

===============================================================================


                                                               EXHIBIT A

         Shares of Beneficial Interest Outstanding as of the Record Date

 The Wright Managed Equity Trust
         Wright Selected Blue Chip Equities Fund
         Wright Junior Blue Chip Equities Fund
         Wright Major Blue Chip Equities Fund
         Wright International Blue Chip Equities Fund

 The Wright Managed Income Trust
         Wright U.S. Treasury Fund
         Wright U.S. Government Near Term Fund
         Wright Total Return Bond Fund
         Wright Current Income Fund
         Wright U.S. Treasury Money Market Fund

 The Wright EquiFund Equity Trust
         Wright EquiFund -- Belgium/Luxembourg
         Wright EquiFund -- Hong Kong/China
         Wright EquiFund -- Japan
         Wright EquiFund -- Mexico
         Wright EquiFund -- Netherlands
         Wright EquiFund -- Nordic

 Catholic Values Investment Trust
         Catholic Values Investment Trust Equity Fund

                                                                EXHIBIT B

 Persons Owning More than 5% of Outstanding Shares of a Fund as of the Record
   Date

 The Wright Managed Equity Trust
         Wright Selected Blue Chip Equities Fund
         Wright Junior Blue Chip Equities Fund
         Wright Major Blue Chip Equities Fund
         Wright International Blue Chip Equities Fund

 The Wright Managed Income Trust
         Wright U.S. Treasury Fund
         Wright U.S. Government Near Term Fund
         Wright Total Return Bond Fund
         Wright Current Income Fund
         Wright U.S. Treasury Money Market Fund

 The Wright EquiFund Equity Trust
         Wright EquiFund -- Belgium/Luxembourg
         Wright EquiFund -- Hong Kong/China
         Wright EquiFund -- Japan
         Wright EquiFund -- Mexico
         Wright EquiFund -- Netherlands
         Wrigh  EquiFund -- Nordic

 Catholic Values Investment Trust
         Catholic Values Investment Trust Equity Fund

                                                                  EXHIBIT C

                                     Form of
                          INVESTMENT ADVISORY CONTRACT

         CONTRACT made this day of 1998, between [NAME OF TRUSTS], each a Massachusetts business trust (the "Trusts"), on behalf of each series of the Trusts which the Adviser (defined below) and the Trusts shall agree from time to time are subject to this Contract, as set forth on Schedule A (collectively, the "Funds" and individually, the "Fund"), and WRIGHT INVESTORS' SERVICE, INC., a Connecticut corporation (the "Adviser"):

         1. Duties of the Adviser. Each Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Funds and, except as otherwise provided in an administration agreement, to administer the Trust's affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Contract.

         The Adviser hereby accepts such employment, and undertakes to afford to each Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds and for administering the Trust's affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent any Trust in any way or otherwise be deemed an agent of the Trust.

         The Adviser shall provide each Trust with such investment management and supervision as the trust may from time to time consider necessary for the proper supervision of its funds. As investment adviser to the Funds, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund's assets shall be held uninvested, subject always to the applicable restrictions of the Trust's Declaration of trust, By-Laws and registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the trust, but subject to each Fund's investment objective, policies and restrictions, to buy, sell, lend and otherwise trade in any stocks, bonds, options and other securities and investment instruments on behalf of the funds, to purchase, write or sell options on securities, futures contracts or indices on behalf of the funds, to enter into commodities contracts on behalf of the Funds, including contracts for the future delivery of securities or currency and futures contracts on securities or other indices, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of the funds. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Funds and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Funds, all actions which it deems necessary or desirable to implement the investment policies of the trust and of each Fund.

         The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of a Fund or the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to the funds and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser. The Adviser is expressly authorized to cause the Funds to pay any broker or dealer who provides such brokerage and research service and products a commission for executing a security transaction which exceeds the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of the applicable Fund or Trust or of other investment companies sponsored by the Adviser.

         2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, each Trust on behalf of each Fund shall pay to the Adviser on the last day of each month a fee equal (annually) to the percentage or percentages specified in Schedule B of the average daily net assets of such Fund throughout the month, computed in accordance with the Trust's Declaration of Trust, registration statement and any applicable votes of the Trustees of the Trust.

         If the Contract is initiated or terminated during any month with respect to any Fund, each Fund's fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Contract is in effect and the fee shall be computed upon the average net assets for the business days the Contract is so in effect for that month.

         The Adviser may, from time to time, agree not to impose all or a part of the above compensation.

         3. Allocation of Charges and Expenses. Each Trust will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation (i) expenses of maintaining the Trust and continuing its existence,
 (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing prospectuses for those purposes and for distributing them to shareholders and investors, and fees and expenses of registering and maintaining registration of the Trust and of the Trust's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset value), (xiv) fees, expenses and disbursements of transfer agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation of and any expenses of Trustees of the Trust, (xviii) the administration fee payable to the Trust's administrator,
 (xix) the charges and expenses
 of the independent auditors, (xx) the charges and expenses of legal counsel to the Trust and the Trustees, (xxi) distribution fees, if any, paid by a Fund in accordance with Rule 12b-1 under the 1940 Act, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

         4. Other Interests. It is understood that Trustees, officers and shareholders of each Trust are or may be or become interested in the Adviser or any of its affiliates as directors, officers, employees, stockholders or otherwise and that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become similarly interested in the Trust, and that the Adviser or any of its affiliates may be or become interested in the Trust as a shareholder or otherwise. It is also understood that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become interested (as directors, trustees, officers, employees, stockholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser or any of its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Wright" or "Wright Investors" or any combination thereof as part of their names, and that the Adviser or any of its affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

         5. Limitation of Liability of the Adviser. The services of the Adviser to each Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any Trust or to any shareholder of the trust for any act or omission in the course of or connected with, rendering services hereunder or for any losses which may be sustained in the purchase, holding or sale of any security.

         6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute any Trust's portfolio security transactions, and upon those terms and conditions as may be agreed upon between the Adviser and the sub-investment adviser; provided, however, that any subadvisory agreement shall be subject to approval by the Trustees.

         7. Duration and Termination of this Contract. This Contract shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect as to each Fund up to and including February 28, 2000 and shall continue in full force and effect as to each Fund indefinitely thereafter, but only so long as such continuance after February 28, 2000 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust, in accordance with the requirements of the Investment Company Act of 1940 as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

         Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract as to any Fund, without the payment of any penalty, by action of its Board of Directors or Trustees, as the case may be, and a Trust may, at any time upon such written notice to the Adviser, terminate this Contract as to any fund by vote of a majority of the outstanding voting securities of that Fund. This Contract shall terminate automatically in the event of its assignment.

         8. Amendments of the Contract. This Contract may be amended as to any Fund by a writing signed by both parties hereto, provided that no material amendment to this Contract shall be effective as to that Fund until approved
 (i) by the vote of a majority of those Trustees of the affected Trust who are not interested persons of the Adviser or the Trust and (ii) by vote of a majority of the outstanding voting securities of that fund in accordance with the requirements of the Investment Company Act of 1940, as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

         9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of each Trust limiting the personal liability of shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse only to the applicable Trust for payment of claims or obligations as between the Trust and Adviser arising out of this Contract and shall not seek satisfaction from the shareholders or any shareholder of the Trust. No Trust or Fund shall be liable for the obligations of any other Trust or Fund hereunder.

         10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities of that Fund" shall mean the vote of the lesser of (a) 67 per cent or more of the shares of the particular fund present or represented by proxy at a meeting of shareholders of the fund if the holders of more than 50 per cent of the outstanding shares of the particular Fund are present or represented by proxy at the meeting, or (b) more than 50 per cent of the outstanding interests of the particular Fund, or such other vote as may be required from time to time by the Investment Company Act of 1940.

         11. Use of the Name "Wright". The Adviser hereby consents to the use by each Trust of the name "Wright" as part of the Trust's name and the name of each Fund should the Trust desire to adopt such name in the future; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name "Wright" or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to use the name "Wright." The Adviser shall have the right to require a Trust to cease using the name "Wright" as part of the Trust's name and the name of its Funds if the Trust ceases, for any reasons, to employ the Adviser or one of its affiliates as the Trust's investment adviser. Future names adopted by a Trust for itself and its funds, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.



 [NAME OF TRUST]                                 WRIGHT INVESTORS' SERVICE, INC.



 By: ___________________________               By:_____________________________
         Authorized Officer                             Authorized Officer

                          THE WRIGHT MANAGED INVESTMENT FUNDS

===============================================================================


                                                                 SCHEDULE A
                                 [Name of Trust]

                           [Funds Subject to Contract]

                                                               SCHEDULE B

                            ANNUAL ADVISORY FEE RATES



                                                                          ANNUAL % ADVISORY FEE RATES
                                                    ----------------------------------------------------------------------
                                                        Under        $100 Mil.      $250 Mil.      $500 Mil.
                                                      $100 Mil.         to              to             to          Over
                                                                     $250 Mil.      $500 Mil.       $1 Bil.       $1 Bil.
--------------------------------------------------  ------------- --------------  -------------  -------------  ----------

 Wright Managed Equity Trust
    Wright Selected Blue Chip Equities
    Fund                                              0.55%           0.69%          0.67%          0.63%         0.58%
    Wright Junior Blue Chip Equities Fund             0.55%           0.69%          0.67%          0.63%         0.58%
    Wright Major Blue Chip Equities Fund              0.45%           0.59%          0.57%          0.53%         0.48%
    Wright International Blue Chip Equities
    Fund                                              0.75%           0.79%          0.77%          0.73%         0.68%

 Wright Managed Income Trust
    Wright U.S. Treasury Fund                         0.40%           0.46%          0.42%          0.38%         0.33%
    Wright U.S. Government Near Term Fund             0.40%           0.46%          0.42%          0.38%         0.33%
    Wright Total Return Bond Fund                     0.40%           0.46%          0.42%          0.38%         0.33%
    Wright Current Income Fund                        0.40%           0.46%          0.42%          0.38%         0.33%
    Wright U.S. Treasury Money Market Fund            0.35%           0.32%          0.32%          0.30%         0.30%


                                                                          ANNUAL % ADVISORY FEE RATES
                                                    ----------------------------------------------------------------------
                                                        Under        $500 Mil.
                                                      $500 Mil.         to             Over
                                                                      $1 Bil.        $1 Bil.
--------------------------------------------------  ------------- --------------  -------------

 Wright EquiFund Equity Trust
    Wright EquiFund -- Belgium/Luxembourg               0.75%         0.73%          0.68%
    Wright EquiFund -- Hong Kong/China                  0.75%         0.73%          0.68%
    Wright EquiFund -- Japan                            0.75%         0.73%          0.68%
    Wright EquiFund -- Mexico                           0.75%         0.73%          0.68%
    Wright EquiFund -- Netherlands                      0.75%         0.73%          0.68%
    Wright EquiFund -- Nordic                           0.75%         0.73%          0.68%

 Catholic Values Investment Trust
    Catholic Values Investment Trust
    Equity Fund                                         0.75%         0.73%          0.68%



                                                                     EXHIBIT D



                       TRUST                         Date of Initial        Most Recent         Aggregate Advisory
                                                     Approval of            Shareholder         Fee Paid as of
                                                     Advisory Contract      Approval Date       12/31/97
 Wright Managed Equity Trust
   Wright Selected Blue Chip Equities Fund                                                         $437,112
   Wright Junior Blue Chip Equities Fund                                                             24,483
   Wright Major Blue Chip Equities Fund                                                             118,332
   Wright International Blue Chip Equities                                                          716,225
   Fund
 Wright Managed Income Trust
   Wright U.S. Treasury Fund                                                                         73,974
   Wright U.S. Government Near Term Fund                                                            172,837
   Wright Total Return Bond Fund                                                                    326,326
   Wright Current Income Fund                                                                        94,877
   Wright U.S. Treasury Money Market Fund                                                           329,000
 Wright EquiFund Equity Trust
   Wright EquiFund -- Belgium/Luxembourg                                                             48,012
   Wright EquiFund -- Hong Kong/China                                                                97,167
   Wright EquiFund -- Japan                                                                          79,721
   Wright EquiFund -- Mexico                                                                        229,596
   Wright EquiFund -- Netherlands                                                                    92,173
   Wright EquiFund -- Nordic                                                                         33,550
 Catholic Values Investment Trust
   Catholic Values Investment Trust Equity                                                             0
   Fund

                                                               EXHIBIT E


             OTHER FUNDS MANAGED BY WRIGHT INVESTORS' SERVICE, INC.

     Wright provides advisory services to Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio, which have investment objectives similar to those of Wright Selected Blue Chip Equities Fund and Wright International Blue Chip Equities Fund, respectively. Each portfolio's net assets and advisory fee rates as of December 31, 1997 are set forth in the table.


                                                   Net Assets                   Advisory Fee Rate

                                                                     Under            $500 Million      Over
                                                                     $500 Million     to $1 Billion     $1 Billion
 Selected Blue Chip Portfolio                     $ 3,425,031        0.65%            0.60%             0.55%
 International Blue Chip Portfolio                  1,410,688        0.80%            0.75%             0.70%


     As a result of Wright's voluntary agreement to reduce its advisory fee rate, the Portfolios paid advisory fees at the following rates as of December 31, 1997: Selected Blue Chip Portfolio -- 0.14% and International Blue Chip Portfolio -- 0%.

                                                               EXHIBIT F

            PAYMENTS TO AFFILIATES OF WRIGHT INVESTORS' SERVICE, INC.

     The following table sets forth the payments from the Funds to Wright Investors' Service Distributor, Inc. ("WISDI") (an affiliate of Wright) pursuant to the Funds' distribution and service plans for the fiscal year ended December 31, 1997. No other affiliate of Wright received payments from the Funds during that period.




 TRUST                                          Payments to WISDI Pursuant to
                                                Distribution and Service Plans
 Wright Managed Equity Trust
   Wright Selected Blue Chip Equities Fund               $ 531,616
   Wright Junior Blue Chip Equities Fund                    28,379
   Wright Major Blue Chip Equities Fund                     19,391
   Wright International Blue Chip Equities                 589,982
   Fund
 Wright Managed Income Trust
   Wright U.S. Treasury Fund                               148,895
   Wright U.S. Government Near Term Fund                   269,461
   Wright Total Return Bond Fund                           163,160
   Wright Current Income Fund                              166,583
   Wright U.S. Treasury Money Market Fund                   -0-
 Wright EquiFund Equity Trust
   Wright EquiFund -- Belgium/Luxembourg                     14,513
   Wright EquiFund -- Hong Kong/China                        32,389
   Wright EquiFund -- Japan                                  26,574
   Wright EquiFund -- Mexico                                 76,532
   Wright EquiFund -- Netherlands                            30,726
   Wright EquiFund -- Nordic                                  -0-
 Catholic Values Investment Trust
   Catholic Values Investment Trust Equity                    5,861
   Fund

                                                                  EXHIBIT G


                         Wright Investors' Service, Inc.

                       Additional Information about Wright

     DIRECTORS AND OFFICERS. The following table provides information about the directors and executive officers of Wright.


 Name & Address                                         Principal Occupation or Employment

 H. Day Brigham, Jr.                                    Director, Wright Investors' Service, Inc. Retired as officer
 92 Reservoir Ave., Chestnut Hill, MA 02167             and/or director of Eaton Vance and its affiliates.

 Judith R. Corchard                                     Executive Vice President and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Peter M. Donovan                                       President, Chief Executive Officer and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Eugene J. Helm                                         Executive Vice President and Chief Financial Officer,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Albert L. Meric, Jr.                                   Consultant and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 George L. Rommel                                       Senior Vice President and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Vincent M. Simko                                       Senior Vice President, Secretary and Director,
 1087 Broad St., Bridgeport, CT 06604                   Wright Investors' Service, Inc.

 George Taylor                                          Director, Wright Investors' Service, Inc. Retired.
 179 Northwood Rd., Fairfield, CT 06432

 Mildred Gibson Wright                                  Chairman of the Board of Directors,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.


                              [Form of Proxy Card]

                         The Wright Managed Equity Trust
                         The Wright Managed Income Trust
                        The Wright EquiFund Equity Trust
                        Catholic Values Investment Trust
                                 (the "trusts")

                                24 Federal Street
                           Boston, Massachusetts 02110


This proxy is solicited on behalf of the trustees of the trusts for the special meeting of shareholders (the "meeting") to be held at the offices of the trusts on Wednesday, September 23, 1998, at 10:00 a.m., Eastern time. By signing this proxy card, you appoint H. Day Brigham, James O'Connor and A. M. Moody, III, whether they act together or separately, attorneys and proxies for you, with full power of substitution and revocation to represent you and to vote all your shares of [fund] which you are entitled to vote at the meeting and at any adjournments of the meeting. By signing, you acknowledge that you received the notice of the special meeting of shareholders and the accompanying proxy statement and instruct the attorneys and proxies to vote the shares as indicated on this proxy card. In their discretion, the proxies are authorized to vote upon other business that may come before the meeting. Signing this proxy card revokes any proxy you previously gave.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR
VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly signed, will be voted in the manner you directed. If you make no direction, this proxy will be voted FOR the proposal. Please refer to the proxy statement for a discussion of the proposal.


       PLEASE MARK VOTES                            For     Against    Abstain
|X|  AS IN THIS EXAMPLE

1.       Approval of the investment advisory        []        []         []
         agreement with Wright Investors'
         Service Inc.



Please be sure to sign and date this proxy card.       Date
                                                       --------------------




Shareholder sign here                        Co-owner sign here





     Please sign exactly as your name appears on this proxy, if joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.